Exhibit 99.3

Horizon Lines, Inc. First Quarter 2009 Earnings Release April 24, 2009

Agenda First Quarter 2009 Earnings Release Introduction and Overview Chuck Raymond Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Shipping Review John Keenan President & Chief Operating Officer, Horizon Lines, LLC Logistics Review Brian Taylor President & Chief Operating Officer, Horizon Logistics, LLC Financial Review Mike Avara Senior Vice President & Chief Financial Officer, Horizon Lines, Inc. Questions and Answers

Forward-Looking Statements Risks, Uncertainties, Other Factors with Respect to "Forward- Looking Statements": Certain statements contained in this presentation constitute "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute "forward-looking statements" and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the "forward-looking statements". Such factors are detailed in the Horizon Lines, Inc.'s Form 10-K filed with the Securities and Exchange Commission on February 5, 2009.

First Quarter 2009 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Horizon Lines, Inc. Introduction and Overview

First Quarter Highlights Challenges intensified Global recession worsened Ongoing economic stagnation in Puerto Rico Deepening slowdown in Hawaii Severe winter in Alaska However, financial performance was slightly above our expectations Adjusted EBITDA of $19.2 million Rate per container, net of fuel, up 3.3% Free cash flow consumption down from year ago Debt levels below internal forecasts

2009 Outlook Deep and protracted recession expected to continue through 2009 Overall GDP contraction seen moderating after first quarter Unemployment expected to peak in 2010 HRZ remains well positioned Domestic trade remains much more stable than international trade Recession resistant - Serves the basic needs of our tradelanes Aligned with the right customers and intensely focused on service excellence Operating from a stable financial platform Financial performance on plan Debt covenants continued compliance projected No recapitalization needs anticipated until 2012

First Quarter 2009 Earnings Release John Keenan President and Chief Operating Officer Horizon Lines, LLC Liner Review

Recession impact muted, despite falling oil prices 2009 Forecast* April January GSP (oil-driven) (26.4)% (26.4)% Average Oil Price $53/bbl $51/bbl Employment (0.6)% (0.6)% Real Personal Income 0.3% 0.3% Business climate remains cautiously optimistic Near-term state budget deficits covered by the $12 billion in state's Constitutional Budget Reserve Fund and the Earnings Reserve Account of the Permanent Fund Population and employment relatively stable Housing market less impacted than rest of nation Banks well capitalized Major retailers, including Wal-Mart, Lowe's, Sports Authority, continue expansion plans HRZ remains well aligned with appropriate customers Alaska Economic Outlook * Government, industry projections, Northern Economics, Northrim Bank

Hawaii/Guam Economic Outlook HAWAII Ongoing slowdown in tourism and sharp construction decline dragging on economy 2009 Forecast* April January GSP (0.2)% (0.0)% Visitor Arrivals (5.2)% (5.7)% Employment (2.4)% (1.4)% Real Personal Income (2.5)% (0.7)% Commercial, resort and residential construction off sharply due to the global economic slowdown and financing constraints Residential construction slowdown expected to deepen as income and wealth loss undermine housing demand State and federal construction projects and privatized military housing construction expected to help mitigate commercial and residential construction decline GUAM Recession-driven decline in discretionary purchases balanced by sustained volume of private and military construction projects New cranes installed and operating to meet cargo volume increases as military relocates from Okinawa *University of Hawaii Economic Research Organization, Hawaii Department of Business, Economic Development & Tourism, Guam Visitors Bureau

Puerto Rico Economic Outlook In fourth year of economic decline 2009 Forecast* April January GDP (3.4)% (2.9)% Unemployment Rate (12.7)% (11.9)% Inflation 7.5% 7.5% Government Budget Deficit $3.2 Billion $3.2 Billion Government Spending (2.8)% (2.8)% New government acting swiftly to reduce budget deficit and stimulate economy Moody's assigns 'stable' rating to commonwealth's general obligation bonds Cites swift action being taken by new commonwealth government Business climate is cautiously optimistic Buoyed by government initiatives and anticipated funds from economic stimulus package Companies with expansion plans include Sears, SuperMax and IHOP *Puerto Rico Planning Board; Unemployment rate represents average rate through February for fiscal year beginning in July.

American Recovery and Reinvestment Act expected to provide relief Signed into law on February 17, 2009 Expected to provide funds over two years Tax benefits and credits Projects in infrastructure, transportation, education, healthcare, law enforcement, energy and agriculture Estimated Funding Alaska $1.0 Billion Hawaii* $4.6 Billion Guam $ 48 Million Puerto Rico $ 5.0 Billion * Hawaii state capital improvement project with known timeline and funding in place expected to provide additional $711 million for construction spending in 2009 Economic Stimulus

2008 2009 East 66195 61477 Volume Update 7.1% First quarter 7.1%volume decline generally met expectations Alaska (4)% Impacted by severe winter, seasonal weakness Hawaii/Guam (13)% Tourism, construction decline driving recession Puerto Rico (3)% Ongoing recession balanced by cautiously optimistic business climate Estimated market share stable to slightly higher in each trade lane

Unit Revenue Update Unit revenue declined across all tradelanes due to lower fuel surcharges However, revenue per container, net of fuel, rose 3.3% Experienced some increasing rate pressure as industry volumes weakened Partially offset weakness by continued focus on higher-value cargo, including reefer and foodstuffs 2008 2009 East 3910 3741 4.3% 2008 2009 Net of Fuel 3224 3331 Net of Fuel 3.3% Total

Vessel Performance 2008 2009 Vessl Avail 0.996 0.994 2008 2009 On-Time 0.81 0.78 3.0% 2008 2009 Utilization 0.63 0.59 4.0% 0.1% Vessel availability and on-time arrival remained strong, despite adverse weather in all tradelanes, and speed restrictions associated with "Right Whale" in the Atlantic Vessel utilization decline due largely to softening volume in Hawaii/Guam and Alaska trades

Coastwise Service, Legislative & Labor Relations Update Coastwise Service Remains on hold until economy improves Harbor Maintenance Tax Senate bill introduced in March to exempt certain shipping from the harbor maintenance tax Title XI Funding Continue to work with maritime trade unions and new Congress to increase funding and amend utilization criteria for financing future U.S. shipbuilding Labor Relations No collective bargaining agreements expire until June 2010

First Quarter 2009 Earnings Release Brian Taylor President and Chief Operating Officer Horizon Logistics, LLC Logistics Review

Logistics Results ($ in Millions) Revenue $ 8.0 Operating Expense 9.7 EBITDA $ (1.7) 1st Quarter Results First-quarter performance impacted by slowing economy and Q4 loss of major customer Won significant new business from 'big-box' retailer Based on projected pipeline of business, results expected to improve throughout the year

Logistics Lines of Business Recap Expedited Service Business growing in alternative energy and other 'high-touch' segments Completed PacWind turbine delivery to Times Square Drayage Awarded additional business from major retail, tire and food products companies Warehouse Increased opportunities on West Coast Freight Brokerage Experiencing increased business with diverse customers Implementing technology improvements to increase competitiveness Non-Vessel Operating Common Carrier (NVOCC) Volume of leads and quotes continues to grow despite volatile freight markets Expanding to serve export business to Europe

First Quarter 2009 Earnings Release Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc. Financial Review

Changes In Accounting Additional non-cash interest expense with adoption of FSP APB 14-1 and impact of change in accounting for share based payment awards ($) * See Adjusted Net Income and Adjusted Net Income Per Diluted Share reconciliations on pages 42 and 43. 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact Q1 Q2 Q3 Q4 Year As reported 2008 Adjusted* Net Income Per Diluted Share $ 0.07 $ 0.33 $ 0.53 $ 0.09 $ 1.02 Impact of Change in Accounting for Convertible Notes and Participating Securities $ (0.05) $ (0.05) $ (0.05) $ (0.05) $ (0.20) 2008 Adjusted Net Income Per Diluted Share, After Retrospective Application $ 0.02 $ 0.28 $ 0.48 $ 0.04 $ 0.82 2009 Adjustments to Net Income Per Share $ (0.05) $ (0.05) $ (0.05) $ (0.06) $ (0.21)

2008 2009 Fourth Quarter 305.9 272.4 Operating Revenue 11.0% ($ in Millions)

Operating Revenue Change ($ in Millions) Revenue Change Revenue Change Fuel Surcharges $ (20.1) Volume Variance (18.4) Other / Non-Transportation Revenue (5.9) Rate / Mix Improvement 10.2 Other Horizon Logistics 0.7 Total Revenue Decrease $ (33.5)

Adjusted Operating Income (1) 2008 2009 Fourth Quarter 11.6 4.39 62.2% ($ in Millions) (1) See reconciliation of Operating Income to Adjusted Operating Income on page 35.

Adjusted EBITDA (1) 2008 2009 East 27.3 19.166 (1) See reconciliation of Net Income to EBITDA on page 39. ($ in Millions) 29.7%

Adjusted Net (Loss) Income (1) (1) See reconciliation of Net Income to Adjusted Net Income on page 36. (2) Results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41. ($ in Millions) 2008 (2) 2009

Adjusted Diluted EPS (1) 2008 2009 First Qtr 0.02 -0.15 ($) (1) See reconciliation of Diluted EPS to Adjusted Diluted EPS on page 37. (2) Results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41. 2008 (2) 2009

Segment Results Liner Logistics Eliminations / Other Consolidated Revenue $ 265.1 $ 37.3 $ 30.0 $ 272.4 Adjusted EBITDA $ 20.9 $ (1.7) $ -- $ 19.2 ($ in Millions)

Free Cash Flow ($ in Millions)

Liquidity, Credit Facility Compliance & Debt Structure ($ in Millions) Corporate Liquidity Cash Balance $ 5.0 Revolver Availability 91.7 Total Liquidity $ 96.7 Credit Facility Compliance Q1 LTM 2009 Covenant Interest Coverage Ratio 4.40 >3.50 Senior Secured Leverage Ratio 2.15 <3.00 Debt Structure GAAP Amount Funded Amount Rate Formula Interest Rate Maturity Revolver $ 150.0 $ 150.0 LIBOR+1.50% *2.01% (1) 08/08/12 Term Loan 117.2 117.2 3.02%+1.50% 4.52% (1) 08/08/12 Note Payable 1.7 1.7 5.26% 2/24/14 Total Senior Debt 268.9 268.9 Convertible Notes 294.8 330.0 4.25% 08/15/12 Total Long-Term Debt 563.7 598.9 *3.74% *weighted average (1) Maturity will accelerate to February 15, 2012, if convertible notes are not refinanced by that date

Volume, Rates & Fuel Assumptions 2009 Plan 2008 Actual Volume Alaska 2.6% 0.7 % Hawaii/Guam (5.7)% (4.6)% Puerto Rico (3.1)% (4.8)% Total (2.5)% (3.4)% Rate, Net of Fuel 2.2% 2.4 % Bunker Fuel Price per Ton $250 - $275 $532

2009 Cost Savings & Cash Preservation Initiatives ($ in Millions) Estimated 2009 Savings Estimated 2009 Savings Estimated 2009 Savings Estimated 2009 Savings Estimated 2009 Savings Initiatives Completed and Underway Initiatives Completed and Underway Initiatives Completed and Underway Cash Cash Cash Cash Cash Expense Total Severance Net Non-Union Workforce Reduction $ 10.4 $ 10.1 $ (3.4) $ 6.7 Capital Spending Reduction -- $ 26.0 $ -- $ 26.0 Additional EDGE Savings $ 3.5 $ 3.5 $ -- $ 3.5 $ 13.9 $ 39.6 $ (3.4) $ 36.2 Additional Considerations Deployment Changes Operational and Structural Additional EDGE Savings Financial

First Quarter 2009 Earnings Release Questions & Answers

Financial Appendix

Income Statement Summary Actual Actual Actual Adjusted Adjusted Adjusted Quarter Ended March 22, 2009 Quarter Ended March 23, 2008 (1) Quarter Ended March 22, 2009 (2) Quarter Ended March 23, 2008 Operating Revenue $ 272.4 $ 305.9 $ 272.4 $ 305.9 Operating Expense 273.2 294.3 268.0 294.3 Operating (Loss) Income (0.8) 11.6 4.4 11.6 Other Expense 9.5 11.2 9.4 11.2 Pretax (Loss) Income (10.3) 0.4 (5.0) 0.4 Income Tax Benefit (0.3) (0.3) (0.3) (0.3) Net (Loss) Income $ (10.0) $ 0.7 $ (4.7) $ 0.7 Earnings (Loss) Per Share - Basic $ (0.33) $ .02 $ (0.15) $ .02 Earnings (Loss) Per Share - Diluted $ (0.33) $ .02 $ (0.15) $ .02 Shares Outstanding - Basic 30,423,953 30,290,758 30,423,953 30,491,779 Shares Outstanding - Diluted 30,423,953 30,792,959 30,423,953 30,874,439 EBITDA $ 14.0 $ 27.3 $ 19.2 $ 27.3 Operating Ratio 100.3% 96.2% 98.4% 96.2% Results are adjusted for retrospective application of changes in accounting. See page 41 for impact of change in accounting for convertible notes and restricted stock share-based payments awards as participating securities Adjustments exclude the impact of restructuring charges and anti-trust legal expenses ($ in Millions, Except per Share Amounts)

Adjusted Operating Income Results Quarter Ended March 22, 2009 Quarter Ended March 23, 2008 Operating (Loss) Income $ (0.8) $ 11.6 Adjustments: Restructuring Charge 0.8 -- Anti-Trust Legal Expenses 4.4 -- Total Adjustments 5.2 -- Adjusted Operating Income $ 4.4 $ 11.6 ($ in Millions)

Adjusted Net (loss) Income Results Quarter Ended March 22, 2009 Quarter Ended March 23, 2008 (1) Net (Loss) Income (1) $ (10.0) $ 0.7 Adjustments: Restructuring Charge 0.8 -- Anti-Trust Legal Expenses 4.4 -- Tax Impact of Adjustments 0.1 -- Total Adjustments 5.3 -- Adjusted Net (Loss) Income $ (4.7) $ 0.7 ($ in Millions) (1) Results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41.

Adjusted Net (loss) Income Per Diluted Share Quarter Ended March 22, 2009 Quarter Ended March 23, 2008 (1) Net (Loss) Income, Per Diluted Share (1) $ (0.33) $ 0.02 Adjustments Per Share: Restructuring Charge 0.03 -- Anti-Trust Legal Expenses 0.15 -- Total Adjustments 0.18 -- Adjusted Net (Loss) Income, Per Diluted Share $ (0.15) $ 0.02 (1) Results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41.

Net (loss) Income/EBITDA Reconciliation Net Income/EBITDA Reconciliation Net Income/EBITDA Reconciliation Net Income/EBITDA Reconciliation Net Income/EBITDA Reconciliation Quarter Ended March 22, 2009 Quarter Ended March 23, 2008 (1) Net (Loss) Income $ (10.0) $ 0.7 Interest Expense, Net 9.5 11.2 Tax Benefit (0.3) (0.3) Depreciation and Amortization 14.8 15.7 EBITDA $ 14.0 $ 27.3 ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions. Adjusted EBITDA excludes certain charges in order to evaluate our operating performance, for making day-to-day operating decisions and when determining the payment of discretionary bonuses. (1) Results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41.

Net (Loss) Income / Adjusted EBITDA Reconciliation Quarter Ended March 22, 2009 Quarter Ended March 23, 2008 (1) Net (Loss) Income $ (10.0) $ 0.7 Interest Expense, Net 9.4 11.2 Tax Benefit (0.3) (0.3) Depreciation and Amortization 14.8 15.7 EBITDA 14.0 27.3 Restructuring Charge .8 -- Anti-Trust Legal Expenses 4.4 -- Adjusted EBITDA $ 19.2 $ 27.3 ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines, Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions. Adjusted EBITDA excludes certain charges in order to evaluate our operating performance, for making day-to-day operating decisions and when determining the payment of discretionary bonuses. (1) Results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41.

Operating Income (Loss) to Adjusted EBITDA Segment Reconciliation First Quarter 2009 First Quarter 2009 First Quarter 2009 First Quarter 2009 First Quarter 2009 First Quarter 2009 Liner Logistics Consolidated Operating Income (Loss) $ 1.0 $ (1.8) $ (0.8) Depreciation and Amortization 10.9 0.1 11.0 Amortization of Vessel Dry-docking 3.8 -- 3.8 EBITDA 15.7 (1.7) 14.0 Restructuring Charge 0.8 -- 0.8 Anti-Trust Related Legal Expenses 4.4 -- 4.4 Adjusted EBITDA $ 20.9 $ (1.7) $ 19.2 ($ in Millions)

Changes in Accounting for Convertible Notes and Share- Based Payment Awards Quarter Ended March 23, 2008 Quarter Ended March 23, 2008 Quarter Ended March 23, 2008 Quarter Ended March 23, 2008 Quarter Ended March 23, 2008 As Reported Adjustments As Adjusted Interest Expense, Net $ 9,009 $ 2,150 $ 11,159 Income Tax Expense (Benefit) $ 504 $ (785) $ (281) Net Income $ 2,091 $ (1,365) $ 726 Denominator for Basic Net Income Per Share 30,291 201 30,492 Effect of Dilutive Securities 502 (120) 382 Denominator for Diluted Net Income Per Share 30,793 81 30,874 Net Income Per Share Basic $ 0.07 $ (0.05) $ 0.02 Diluted $ 0.07 $ (0.05) $ 0.02 ($ in Thousands, Except Per Share Amounts) Income Statement

Changes in Accounting for Convertible Notes 2008 Adjusted Net Income (Loss) Reconciliation ($ in Millions)

Changes in Accounting for Convertible Notes and Share- Based Payment Awards 2008 Adjusted Net Income (Loss) Per Diluted Share Reconciliation ($)